UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2005

Doral Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico	0 – 17224	66 – 0312162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico,	00920 – 2717

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474 – 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Doral Financial Corporation
Current Report on Form 8-K

Item 8.01 Other Events

     On April 20, 2005, Doral Financial Corporation (the “Company”) issued a press release announcing that it had been informed by a letter from the Securities and Exchange Commission (the “Commission”), dated April 19, 2005, that the Commission was conducting an informal inquiry regarding (i) the April 19, 2005 announcement that the Company would restate its financial statements, and (ii) the underlying issues addressed in that press release. The Company intends to fully cooperate with and assist the Commission in this informal investigation.

Item 9.01 Financial Statements and Exhibits

     (c)     Exhibits

              99.1     Press Release dated April 20, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2005	Doral Financial Corporation
	By:	/s/ Ricardo Melendez
	Name:	Ricardo Melendez
	Title:	Executive Vice President and Chief Financial Officer